SEMI-ANNUAL REPORT

JUNE 30, 1999

August 20, 1999
Dear Shareholder:

The West University Fund's total return for the six month period ending June 30, 1999 was 6.39%. This compares to (.58%) for the Lehman Government /Corporate Intermediate Bond Index, 12.38% for the Standard and Poors 500 Index and 9.28% for the Russell 2000 Index.

I am pleased with our performance year to date. For new and old shareholders alike, there are a few principles I wish to state. First, I appreciate and want the responsibility you give me to make the investment decisions for our Fund. As part of this responsibility, please be assured that every investment decision made for our Fund is dictated by a desire to generate a conservative income stream. The large majority of equity income funds are income funds in name only. They simply invest in stocks with above average dividend yields. With the Standard and Poors dividend yield at 1.22%
(a record low) it is hard to generate significant income. What makes The West University Fund unique is our Covered Call Writing Strategy. It does limit our upside, but it also gives us significant income and downside protection.

I would like the main theme of this letter to be risk and risk aversion. Risk is a four letter word you don't hear as often as others. Everyone talks about returns, but how much risk do you take to achieve those returns? How much risk does the West University Fund have versus the stock and bond market?

One risk measurement tool is called Beta; it measures the volatility of a fund's share price changes relative to a specific index such as the S&P 500. The index is assigned a Beta of 1.00. A fund with a Beta of 1.20 would have more volatility than the market and theoretically rise or fall 12% if the index rose or fell 10%. A fund with a Beta of .80 would have less volatility than the market and theoretically rise or fall 8% if the index rose or fell 10%. West University Fund has a Beta of .20 as calculated by Mutual Fund Magazine. This means the Fund's volatility is significantly less (80%) than the S&P 500 Index.

Having a high or low Beta is neither good or bad. What is important, is fund returns versus Beta. If your Beta is 1.50 and your returns are the same as the market, then your risk adjusted returns are poor. As of this writing, August 20,1999 our Net Asset Value is $10.36 which is up 6.80% year to date. The S&P 500 Index is up 8.74% and the Russell 2000 Index is up 2.94%. We have returned 77% of the S&P 500, and are beating the Russell 2000 with a fraction of the volatility.These are excellent risk adjusted returns.

The West University Fund's low level of volatility is more comparable to intermediate term bond funds than to equity funds. It would be nice if you could easily compare their respective Betas, but this is not an apples to apples comparison because they are calculated versus a bond index and not a stock index. I asked Mutual Fund Magazine the best way to make a fair comparison of volatility between a stock and bond fund. They suggested I look at their Safety Ratings which range from 0 (the least safe, most volatile funds) to 10 (the funds with the most stable prices).
West University Fund has a Safety Rating of 9. I ran a screen of funds with Safety Ratings of 9 or higher and there were 19 equity funds and 225 bond funds. I then looked for a bond index fund that duplicates the Lehman Government/Corporate Intermediate Bond Index and found the Vanguard Intermediate Term Bond Index Fund, which has a Safety Rating of 8.6 and had a negative return of (2.9%) for the period ending June 30, 1999. Hence, West University Fund has less volatility and performed better than the intermediate bond fund standard. This profile should prove attractive to traditional fixed income investors.

I have told you in past letters that I am concerned with absolute and not relative returns. This remains true. The comparisons I made here today were done simply to try and help you understand how we were doing on a risk adjusted basis. I am very happy with our returns after a difficult year in 1998, and I remain confident about future returns and the growth of assets.
I have always been a big fan of John Bogle, the founder and former chairman of Vanguard Funds. In a recent interview he was asked about set backs which included being fired from his job as an investment manager over 25 years ago. "I adore struggles and admire the Greek god Antaeus, each time he got knocked down, he came back stronger."

As always I thank you for your patience and confidence.

Sincerely,

Richard P. Cancelmo, Jr.
President


WEST UNIVERSITY FUND, INC. PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)

Shares               Common Stocks                    Value

BASIC MATERIALS, 16.85%
7,500                A Schulman, Inc.                $128,906
2,000                Anglo Gold                        43,000
2,500                Lubrizol Corp.                    70,156
3,400                Newmont Mining                    67,575
4,000                RPM, Inc.                         56,750
8,000                Worthington Ind.                 131,500
                                                      497,887

CAPITAL GOODS, 4.49%
4,000                 Aviall, Inc.*                    75,250
2,000                 Diebold, Inc                     57,500
                                                      132,750

CONSUMER CYCLICALS, 9.95%
2,000                 National Service Ind.            72,000
2,500                 Pep Boys                         52,500
24,000                TBC Corp.*                      169,500
                                                      294,000



The accompanying notes are an integral part of these financial statements.


WEST UNIVERSITY FUND, INC. PORTFOLIO OF INVESTMENTS (continued)
June 30, 1999 (Unaudited)

Shares            Common Stocks                         Value

CONSUMER STAPLES, 16.34%
10,000             AMC Entertainment*                 $191,250
7,500              CBRL Group                          129,843
2,000              Chris Craft                          94,250
5,000              Paxson Commun Corp.*                 67,500
                                                       482,843

ENERGY, 1.49%
8,000              Bellwether Exp.*                     44,000
                                                        44,000

HEALTH CARE, 2.17%
2,000              Datascope Corp.*                     64,250
                                                        64,250

MUTUAL FUNDS, 3.27%
15,000            MFS Int. Income Fund                  96,563
                                                        96,563

TECHNOLOGY, 3.21%
4,000              Checkpoint Systems*                  35,750
2,500              Compaq Computer                      59,063
                                                        94,813

TELECOMMUNICATIONS, 2.44%
4,000               Loral Space*                        72,000
                                                        72,000

UTILITIES, 9.11%
4,500               Northern States Power              108,844
3,800               Pacific Corp.                       69,825
4,000               Teco Energy, Inc.                   91,000
                                                       269,669

TOTAL COMMON STOCKS, 69.32%                         $2,048,775
      (Cost $1,927,403)

SHORT TERM INVESTMENTS

Principal Amount                                      Value

VARIABLE DEMAND NOTES, 28.29%
$140,000      American Family                        $140,000
 140,000      Firstar                                 140,000
 136,165      General Mills                           136,165
 140,000      Warner Lambert                          140,000
 140,000      Wisconsin Corp. C.U.                    140,000
 140,000      Wisconsin Electric                      140,000
                                                     $836,165


The accompanying notes are an integral part of these financial statements.

WEST UNIVERSITY FUND, INC. PORTFOLIO OF INVESTMENTS (continued)
June 30, 1999 (Unaudited)

COMMERCIAL PAPER, 14.11%
$140,000     Ford, 8/23/99, 5.03%                  $138,963
 140,000     GE, 8/23/99, 5.05%                     138,959
 140,000     GMAC, 8/23/99, 5.06%                   138,957
                                                   $416,880

TOTAL SHORT TERM INVESTMENTS, 42.4%
      (Cost $1,253,045)                          $1,253,045

Contracts                                                      Value

Call Options Outstanding on Common Stocks
(25)   AMC Entertainment expires December 17,1999 at 12.5    $(18,437)
(20)   Anglogold expires October 15,1999 at 17.5               (9,250)
(40)   Bellwether Exp. expires July 16,1999 at 5               (2,874)
(25)   CBRL Group expires September 17,1999 at 15              (7,344)
(50)   CBRL Group expires December 17,1999 at 15              (16,563)
(40)   Checkpoint Systems expires November 19,1999 at 7.5     (10,000)
(25)   Compaq Computer expires October 15,1999 at 20          (12,188)
(20)   Datascope expires September 17,1999 at 20              (25,250)
(20)   Diebold, Inc expires August 20,1999 at 20              (18,625)
(40)   Loral Space expires January 21,2000 at 15              (20,250)
(25)   Lubrizol Corp. expires August 20,1999 at 20            (20,625)
(20)   National Service Ind. Expires September 17,1999 at 30  (12,750)
(34)   Newmont Mining expires December 17,1999 at 17.5        (15,088)
(20)   Northern States Power expires September 17,1999 at 22.5 (4,000)
(25)   Northern States Power expires December 17,1999 at 22.5  (6,172)
(25)   Pacific Corp. expires August 20,1999 at 15              (8,594)
(13)   Pacific Corp. expires August 20,1999 at 17.5            (1,706)
(50)   Paxson Communications expires September 17,1999 at 7.5 (30,625)
(25)   Pep Boys expires July 16,1999 at 12.5                  (22,031)
(40)   RPM, Inc. expires November 19,1999 at 12.5              (7,875)
(60)   TBC Corp. expires September 17,1999 at 5               (13,125)
(60)   TBC Corp. expires December 17,1999 at 7.5               (4,500)
(40)   Teco Energy expires November 19,1999 at 20             (12,250)
(40)   Worthington Ind. Expires December 17,1999 at 10        (26,000)
(40)   Worthington Ind. Expires December 17,1999 at 12.5      (17,750)

(822) TOTAL CALL OPTIONS OUTSTANDING (11.64%)               ($343,872)
(Premiums received $219,192)

OTHER ASSETS AND LIABILITIES, NET (.08%)                       (2,478)

NET ASSETS 100%                                           $ 2,955,470






*Non-income producing security
The accompanying notes are an integral part of these financial statements.



WEST UNIVERSITY FUND, INC. STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
Investments in Securities at value (cost $1,927,403)              $2,048,775
Commercial Paper and Variable
Demand Notes at value (cost $1,253,045)                            1,253,045
Receivable for Dividends                                                  50
Receivable for Interest                                                3,129

TOTAL ASSETS                                                      $3,304,999

LIABILITIES
Covered Call Options at value (Premiums received $219,192)          $343,872
Accrued Expenses                                                       5,657

TOTAL LIABILITIES                                                   $349,529

NET ASSETS                                                        $2,955,470
Net asset value per share
($2,955,470 / 286,494 shares outstanding)                             $10.32

COMPONENTS OF NET ASSETS
Common stock ($1.00 par value; 10,000,000 shares authorized)      $  286,494
Paid in capital                                                    2,729,821
Undistributed net investment income                                   18,844
Net unrealized appreciation (depreciation) on investments             (3,307)
Net investment losses                                                (76,382)

NET ASSETS                                                        $2,955,470

WEST UNIVERSITY FUND, INC. STATEMENT OF OPERATIONS
June 30, 1999 (Unaudited)

INVESTMENT INCOME
Dividends                                                            $15,258
Interest                                                              28,724

TOTAL INCOME                                                          43,982

EXPENSES
Investment Advisory Fee                                               14,355
Accounting Fee                                                         4,203
Audit and tax consulting fees                                          3,620
Custodian fees                                                         2,968

TOTAL EXPENSES                                                        25,146

NET INVESTMENT INCOME                                                 18,836

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     120,633
Net increase in unrealized appreciation                               31,966
Net gain on investments                                              152,599

Net increase in net assets resulting from operations                $171,435


The accompanying notes are an integral part of these financial statements. WEST UNIVERSITY FUND, INC. STATEMENT OF CHANGES IN NET ASSETS
June 30, 1999

                                           Six Months
                                             Ended                 Year
                                            6/30/99                Ended
                                          (Unaudited)            12/31/98

OPERATIONS
Net investment income                      $18,836                 $56,857
Net realized gain (loss)                   120,633                (198,767)
Net increase (decrease)
in unrealized appreciation                  31,966                 (52,429)
Net increase (decrease)
in net assets from operations              171,435                (194,339)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                         0                    (56,868)
Net realized gain                             0                        0
Total distributions                           0                    (56,868)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                   44,881                 437,033
Increase from shares issued
in reinvested dividends                       0                     42,325
Cost of shares redeemed                   (698,207)               (332,021)
Net increase (decrease)in net
assets from capital share transactions    (653,326)                147,337
Total increase (decrease)                 (481,891)               (103,870)

NET ASSETS AT BEGINNING OF PERIOD:      $3,437,361              $3,541,231

NET ASSETS AT END OF PERIOD:            $2,955,470              $3,437,361

WEST UNIVERSITY FUND, INC. NOTES TO FINANCIAL STATEMENTS
June 30,1999

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

West University Fund, Inc. (the "Fund"), was incorporated under the by laws of the State of Texas on October 25, 1995, and commenced investment activity in February 1996. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company. The following is a summary of the Fund's significant accounting policies.

Basis of Accounting, The accounting records of the Fund and its financial statements are maintained and prepared on the accrual basis under generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation, Investments and outstanding options (collectively referred to as securities) are stated at market value. Securities traded on securities exchanges are valued at the last sale price on the day of valuation or, in the absence of a sale that day, at the mean between the last current bid and asked prices.

Investment Income and Securities Transactions, Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions and unrealized appreciation or depreciation of securities are reported on an identified cost basis for both financial statement and Federal income tax purposes.

WEST UNIVERSITY FUND, INC. NOTES TO FINANCIAL STATEMENTS (continued)
June 30,1999

Option Accounting Principles, When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price or, in the absence of a sale, the mean between the last current bid and asked prices. When a call expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Fund Share Valuation, Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less the sum of liabilities and the value of outstanding call options, by the number of Fund shares outstanding.

Federal Income Taxes, It is the Fund's intention to comply with the provisions of the Internal Revenue Code enabling it to qualify as a regulated investment company and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Accordingly, no provision for income taxes has been made.

Custodian, The Fund's custodian is Firstar Trust Company. Pursuant to the terms of the Custodian Agreement, the Fund will forward to the Custodian the proceeds of each purchase of Fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Fund.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND "AFFILIATED PERSONS"

Cancelmo Capital Management , Inc. (the "Adviser") is the investment adviser of the Fund. The Adviser, subject to the control and direction of the Fund's board of directors, manages and supervises the investment operations of the Fund and the composition of its portfolio, including the writing of all options and making recommendations to the Fund's board of directors as to investment policies.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement, the Fund pays the Adviser an annual fee equal to 1.0% of average daily net assets. The Adviser will reduce its fees to limit the total annual expenses of the Company (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and certain extraordinary expenses) to 2.0% of the first $10,000,000 of average daily assets, 1.5% of the next $20,000,000 of such assets, and 1.0% of such assets over $30,000,000.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

As of June 30, 1999, there were 286,494 shares of $1.00 par value capital stock authorized and capital paid-in aggregated $2,955,470.






NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in capital stock were as follows:
                                   				1999                  1998
                                 Shares     Amount     Shares    Amount
Shares sold                      4,404     $44,881     40,865  $437,033
Shares issued in
reinvestment of dividends         0           0         4,382    42,325
                                 4,404      44,881     45,247   479,358

Shares redeemed                 72,126     698,207     33,318   332,021
Net increase                   (67,722)  ($653,326)    11,929  $147,337

NOTE 4 - INVESTMENT ACTIVITY

For the period ending June 30, 1999, purchases of investment securities (excluding short-term investments) totaled $1,705,995 and proceeds from sales totaled $1,934,640.

As of June 30, 1999, portfolio securities valued at $1,403,619 were held in escrow by the custodian in connection with covered call options written by the Fund.

                            		       Number of Contracts     Premiums

Outstanding at beginning of year            895               $327,316
Call options written                       1030                237,681
Call options bought back to close           (30)                (8,880)
Call options expired                       (485)               (85,540)
Call options exercised                     (588)              (251,385)

Outstanding, June 30, 1999                  822               $219,192

WEST UNIVERSITY FUND, INC. SUPPLEMENTARY INFORMATION
June 30, 1999 (unaudited)

SELECTED PER SHARE DATA AND RATIOS

                       						Six Months Ended
                                 June 30,     Year Ended December 31
                                   1999        1998        1997        1996
Net asset value at
beginning of period               $9.70       $10.35      $10.21     $10.00
Net investment income               .06          .16         .12        .09
Net realized and unrealized
gain (loss) on securities           .56         (.65)        .82        .80
Total from investment               .62         (.49)        .94        .89
Less distributions:
Dividends from net
investment income                   .00         (.16)       (.12)      (.09)
Distribution from net
realized gains                      .00          .00        (.68)      (.59)
Net asset value at
end of period                    $10.32        $9.70       $10.35     $10.21
Total return                			   6.39%**      (4.70%)       9.73%      9.71%*

Ratios/Supplemental Data
Net assets at end of
period (in  thousands)           $2,955        $3,437      $3,541      $2,037
Ratio to average net assets:
Expenses                           1.74%*        1.59%     1.75%         1.82%
Net investment income              1.30%*        1.53%     1.36%         1.19%
Portfolio turnover rate          167.56*       218.49%    188.53%      101.38%

*Annualized, **Not annualized, The accompanying notes are an integral part of these financial statements.